UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2021

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CHK	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	CHKEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	CHKEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	CHKEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Chesapeake Energy Corporation (the “Company”) is filing its unaudited pro forma condensed consolidated financial information (the “Pro Forma Financial Information”) for the three months ended March 31, 2021 and for the year ended December 31, 2020, as set forth in Exhibit 99.1 to this report and presented in accordance with Article 11, as amended, of Regulation S-X. The purpose of this Current Report on Form 8-K is to, among other things, file the Pro Forma Financial Information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference hereafter into a future registration statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

The Pro Forma Financial Information is derived from the Company’s unaudited condensed consolidated financial statements for the quarter ended March 31, 2021 and audited condensed consolidated financial statements for the year ended December 31, 2020 (with respect to the fiscal year ended December 31, 2020), and gives effect to (i) the consummation of the Fifth Amended Joint Chapter 11 Plan of Reorganization of Chesapeake Energy Corporation and its consolidated subsidiaries (the “Plan”), as confirmed by the United States Bankruptcy Court for the Southern District of Texas on January 16, 2021, which became effective on February 9, 2021 (the “Effective Date”) as described in the Company’s Annual Report on Form 10-K and (ii) the Company’s application of fresh start accounting in accordance with accounting principles generally accepted in the United States of America with respect to entities that have emerged from bankruptcy proceedings, as if such consummation and application had occurred on January 1, 2020. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following Pro Forma Financial Information, giving effect to the Plan and application of fresh start accounting on the Effective Date, is attached as Exhibit 99.1 hereto and incorporated herein by reference:

•Pro forma unaudited condensed consolidated statement of operations for the three months ended March 31, 2021
•Pro forma unaudited condensed consolidated statement of operations for the year ended December 31, 2020

(d)    Exhibits

Exhibit No.	Document Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information for Chesapeake Energy.
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:  May 17, 2021
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